dELiA*s Inc.
                                435 Hudson Street
                            New York, New York 10014




                                            July 9, 1998



American Retail Enterprises, L.P.
1620 Grand Avenue
Baldwin, New York 11510
Attention: Mr. William Siegel

Re:  Amendment No. 2
     ---------------
Ladies and Gentlemen:

We refer you to that certain Asset Purchase Agreement dated June 1, 1998, as previously amended (the "Agreement"), among Screeem! Inc., a Delaware corporation, dELiA*s Inc., a Delaware corporation, American Retail Enterprises, L.P., a New York limited partnership, Retail Apparel Service Corp., a New York corporation, Landmark Pants Corp., a New York corporation, and the entities listed on Annex I to the Agreement. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Agreement.

The parties hereto hereby agree to amend the Agreement as follows:

1. The Agreement is amended by adding dELiA*s Properties Inc., a Delaware corporation ("Properties"), as a party.

2. Section 1.1 of the Agreement is amended by changing the definition of "Issue Price" to read as follows:

     "'Issue Price' means $18.00."

3. Section 2.5 of the Agreement is amended by replacing the third sentence thereof with the following sentence:

          "These apportionments shall be determined (effective as of the Closing
     Date) and payment made accordingly from the Companies to




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     Purchaser or from Purchaser to the Company, as the case may be, in cash, at the same time as the Price Adjustments, as provided in Article III below."

4. Section 3.1 of the Agreement is amended by changing (i) the reference to "$9,400,000" in clause (a) thereof to be a reference to "$10,025,000.00"; and
(ii) the reference to "10,250,000" in clause (b) thereof to be a reference to "$10,875,000.00".

5. Section 3.1 of the Agreement is further amended by adding the words "and dELiA*s Properties Inc." immediately after the word "Purchaser" in clauses (b) and (c) thereof.

6. Section 3.3 of the Agreement is amended by deleting clause (b) thereof and deleting the reference to ", but is less than 120% of the Issue Price," in clause (c) thereof, which clause becomes clause (b).

7. Section 15.14 of the Agreement is amended by adding the words ", amendments to this Agreement or the other Seller's Documents" immediately following the word "certificate" in the first sentence of clause (a)(i) thereof.

8. Article VIII of the Purchase Agreement is hereby amended by adding a new
Section 8.5 immediately following Section 8.4 thereof, which Section 8.5 shall read as follows:

          "8.5 Construction Contracts. Subject in each instance to the approval of Gary Sugarman in his capacity after the Closing as President of Purchaser, Purchaser and Parent agree to reimburse the Company for all payments made from and after the Closing Date under those certain construction contracts with respect to the remodeling of the following Company's stores, solely to the extent such stores are sold to Purchaser:
     (a) Poughkeepsie Galleria, Poughkeepsie, New York, (b) Galleria at Crystal Run, Middletown, New York, (c) Ocean County Mall, Toms River, New Jersey and (d) Emerald Square Mall, North Attleborough, Massachusetts. The parties agree that for purposes of preparing the Closing Statement, that only that portion of the payments that have been made by the Company prior to or at the Closing shall be included as assets of the Purchased Assets on the Closing Statement."

9. Section 15.13 of the Agreement is amended (i) by adding the words "and Properties" immediately after the word "Purchaser" in the first sentence thereof; and (ii) by adding the words "and Properties'" immediately after the word "Purchaser's" in the third sentence thereof.



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10. Section 3.4 of the Agreement is amended by adding "the Closing in connection with the 26th Purchased Store or July 31, 1998, whichever is earlier" immediately after the words "prior to" in the first sentence thereof and deleting the word "Closing" in the first sentence thereof.

Please confirm your agreement to the foregoing by signing and returning to us a copy of this letter.

Very truly yours,

DELIA*S INC.

By: ____________________________________
    Alex Navarro, Senior Vice President

SCREEEM! INC.

By: ____________________________________
    Alex Navarro, Senior Vice President

DELIA*S PROPERTIES INC.

By: ____________________________________
    Alex Navarro, Senior Vice President


                                  AGREED AND ACKNOWLEDGED:


                                  AMERICAN RETAIL ENTERPRISES, L.P.
                                  By: LANDMARK PANTS CORP.
                                      General Partner

                                      By: _______________________________
                                          William Siegel, Vice President

                                      By: _______________________________
                                          Gary Sugarman, Vice President

                                  By: THE PANTS SET, INC.
                                      General Partner

                                      By: _______________________________
                                          William Siegel, President

                                      By: _______________________________
                                          Gary Sugarman, Vice President






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                                  RETAIL APPAREL SERVICE CORP.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  LANDMARK PANTS CORP.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY OF POUGHKEEPSIE, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY OF MONMOUTH, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY OF EMERALD, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  PARADISE HEIGHTS ROCKAWAY, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JUST SHIRTS - MIDDLETOWN, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF FREEHOLD, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF GARDEN STATE PLAZA, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF MENLO PARK, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF PLAZA KING OF PRUSSIA, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY, NANUET, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF OXFORD VALLEY, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF NEW ENGLAND, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF BAY SHORE, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY, YORKTOWN, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY, SUNRISE, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

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                                  JEAN COUNTRY WAYNE, LTD.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY HUNTINGTON, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY OF ROOSEVELT FIELD, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  THREE FOR ALL SMITH HAVEN, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY MID ISLAND, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY CHERRY HILL, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY, DANBURY, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  LANDMARK PANTS CORP.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  RETAIL APPAREL SERVICE CORP.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  JEAN COUNTRY PARAMUS, INC.

                                  By: ______________________________________
                                      Name:
                                      Title:

                                  SCREEEM OF SMITH HAVEN, INC.

                                  By: ______________________________________
                                      Name:
                                      Title: